UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04244
SOUND SHORE FUND, INC.
Three Canal Plaza, Suite 600
Portland, Maine 04101
T. Gibbs Kane, Jr., President
8 Sound Shore Drive
Greenwich, Connecticut 06830

Date of fiscal year end: December 31
Date of reporting period: January 1, 2019 – June 30, 2019

Item 1.  Reports to Stockholders.

THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

June 30, 2019

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 4.47% and 4.52%, respectively, in the second quarter of 2019, finishing ahead of the Russell 1000 Value Index (Russell Value) which was up 3.84% and the Standard & Poor’s 500 Index (S&P 500) which was up 4.30%. As long term investors, we are proud to highlight that Sound Shore’s 20 year annualized returns of 6.97% and 7.18%, for SSHFX and SSHVX, respectively, were ahead of the Russell Value at 6.31% and the S&P 500 at 5.90%.

We are required by FINRA to say that: Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Equities proved resilient despite concerns over moderating global growth and trade disputes. With major central banks indicating a bias toward greater accommodation, the aggregate level of negative yielding debt worldwide reached a record $13 trillion during June, up from zero just 5 years ago. While the more cyclical financial and material sectors led the S&P 500 for the quarter, the low rate backdrop drove the bond-proxy utility and REIT stocks to perform best over the past 12 months.

Sound Shore’s long-term investment horizon provides our process with a critical time-arbitrage advantage versus the markets’ ever-shortening attention span. In addition to focusing on valuation, our fundamental research includes meetings with customers, suppliers, competitors, and of course, senior management of the company itself. We believe that this thorough process enhances our reasoning and increases our probabilities of investing in stocks where sustainable improvement is underway. In our experience, the combination of a long-term view, informed judgement and business sustainability is often rewarded by the market. Armed with this framework, we can use periods when stocks may be out of sync as investment opportunities.

Throughout this year, we have been encouraged to see company-specific factors increasingly driving stock performance, a significant contrast to 2018. As a result, the patience inherent in Sound Shore’s long-term investment purview has allowed several of last year’s laggards, including American International Group, Inc. (AIG), Citigroup, and Allergan, to become strong contributors in 2019. At insurer AIG, for example, shares have responded well to management’s multi-year restructuring, which is bearing fruit through a lower combined ratio, market share stability, and an improved return on equity. As well, global bank Citigroup advanced after regulators approved its 2019 capital return plan, which includes dividends and share buybacks equivalent to 14% of the company’s market capitalization. We initiated our investments in AIG and Citi at less than 11 times earnings, and though each has advanced substantially year to date, they remain attractive portfolio holdings. Lastly, specialty drug maker Allergan rose after it agreed to be acquired by a rival, surfacing value sooner than we had anticipated.

Meanwhile, electrical component maker nVent Electric was among our detractors as it returned a portion of its prior gains due to global industrial slowdown concerns. A 2018 spinoff from prior portfolio holding, Pentair, nVent’s new and determined management team is improving sales growth and margins and has committed to return significant free cash to shareholders. We continue to hold the stock given its reasonable valuation at 13 times forward earnings.

After a strong start to 2019, many market pundits are calling for stocks to have a tougher time in the second half of the year. Due to continued low rates, the dispersion in valuation is at extreme levels as investors continue to crowd into low-volatility, bond-like vehicles. Never ones to predict, we at Sound Shore are resolved to take advantage of the current distortions by remaining focused on our bottom up process, which continues to find compelling investment opportunities valued below the S&P 500. Indeed, at June 30, 2019, Sound Shore’s portfolio had a forward price-earnings multiple of 11.8 times, meaningful discounts to the S&P 500 Index at 16.8 times and the Russell 1000 Value Index at 13.9 times. Exact timing is elusive, as always, but we believe the current environment is well suited to our investment approach.

Many thanks as always for your investment alongside ours.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended June 30, 2019 were 4.05%, 5.83%, and 11.75%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were 4.22%, 6.01%, and 11.95%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.90% for the Investor Class and 0.81% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2020. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 6/30/19 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

JUNE 30, 2019

Sector Weightings(a) (as of June 30, 2019)

as a percentage of Net Assets (Unaudited)

	Share Amount	Value
Common Stock (96.6%) (a)
Communication Services (8.5%)
Alphabet, Inc., Class A (b)	31,040	$33,610,112
CBS Corp., Class B	1,161,950	57,981,305
Comcast Corp., Class A	1,315,500	55,619,340
		147,210,757
Consumer Discretionary (6.4%)
General Motors Co.	905,750	34,898,548
Lennar Corp., Class A	880,150	42,652,069
Mohawk Industries, Inc. (b)	235,600	34,743,932
		112,294,549
Consumer Staples (4.2%)
Mondelez International, Inc., Class A	642,900	34,652,310
Walmart, Inc.	341,950	37,782,056
		72,434,366

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

JUNE 30, 2019

	Share Amount	Value
Energy (7.1%)
EQT Corp.	1,952,950	$30,876,140
Equitrans Midstream Corp.	1,980,040	39,026,588
TOTAL SA, ADR	967,100	53,954,509
		123,857,237
Financials (28.3%)
American International Group, Inc.	1,360,150	72,468,792
Aon PLC	179,950	34,726,751
Bank of America Corp.	1,725,450	50,038,050
Berkshire Hathaway, Inc., Class B (b)	329,250	70,186,222
Capital One Financial Corp.	707,300	64,180,402
Chubb, Ltd.	245,550	36,167,060
Citigroup, Inc.	1,091,850	76,462,255
Marsh & McLennan Cos., Inc.	375,800	37,486,050
Morgan Stanley	1,142,500	50,052,925
		491,768,507
Health Care (15.9%)
Alexion Pharmaceuticals, Inc. (b)	444,850	58,266,453
Allergan PLC	311,400	52,137,702
Elanco Animal Health, Inc. (b)	1,131,450	38,243,010
Merck & Co., Inc.	560,100	46,964,385
Pfizer, Inc.	1,048,500	45,421,020
Thermo Fisher Scientific, Inc.	119,500	35,094,760
		276,127,330
Industrials (13.8%)
Delta Air Lines, Inc.	997,250	56,593,937
Eaton Corp. PLC	633,700	52,774,536
JetBlue Airways Corp. (b)	2,274,950	42,063,826
nVent Electric PLC	1,591,900	39,463,201
Sensata Technologies Holding PLC (b)	1,006,100	49,298,900
		240,194,400
Information Technology (11.4%)
Applied Materials, Inc.	1,197,500	53,779,725
Microsoft Corp.	254,000	34,025,840
NXP Semiconductors NV	530,950	51,826,029

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

JUNE 30, 2019

	Share Amount	Value
Information Technology (11.4%) (continued)
Sabre Corp.	2,609,550	$57,932,010
		197,563,604
Utilities (1.0%)
Exelon Corp.	362,200	17,363,868
Total Common Stock (96.6%) (cost $1,312,829,722)		1,678,814,618

Short-Term Investments (2.7%)
Money Market Fund (2.7%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 2.29%(c)	46,139,218	46,139,218
Total Short-Term Investments (2.7%) (cost $46,139,218)		46,139,218

Investments, at value (99.3%) (cost $1,358,968,940)		$1,724,953,836
Other Assets Less Liabilities (0.7%)		12,141,268
Net Assets (100.0%)		$1,737,095,104

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 30-day yield as of June 30, 2019.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2019

ASSETS
Investments, at value (Cost $1,358,968,940)	$1,724,953,836
Receivables:
Capital shares sold	1,204,650
Investment securities sold	31,610,951
Dividends	1,744,161
Foreign tax reclaims	334,914
Prepaid expenses	44,652
Total Assets	1,759,893,164

LIABILITIES
Payables:
Capital shares redeemed	1,055,879
Investments purchased	20,502,691
Accrued liabilities:
Advisory fees	1,046,498
Administrator fees	19,340
Transfer agent fees and expenses	83,351
Custodian fees	18,944
Compliance and Treasurer Services fees and expenses	14,766
Directors’ fees and expenses	2,132
Professional fees	18,094
Other accrued liabilities	36,365
Total Liabilities	22,798,060
Net Assets	$1,737,095,104

COMPONENTS OF NET ASSETS
Common stock, at Par Value	$40,260
Paid-in Capital	1,318,914,916
Distributable earnings	418,139,928
Net Assets	$1,737,095,104

NET ASSET VALUE
Net Assets - Investor Class Shares	$968,098,591
Shares Outstanding - Investor Class (100,000,000 shares authorized, par value $0.001)	22,485,050
Net Asset Value (offering & redemption price per share) - Investor Class Shares	$43.06
Net Assets - Institutional Class Shares	$768,996,513
Shares Outstanding - Institutional Class (100,000,000 shares authorized, par value $0.001)	17,775,244
Net Asset Value (offering & redemption price per share) - Institutional Class Shares	$43.26

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2019

INVESTMENT INCOME
Income:
Dividend income (net of foreign withholding taxes of $295,023)	$17,420,942
Total Income	17,420,942

Expenses:
Advisory fees (Note 3)	6,766,775
Administrator fees	115,464
Transfer agent fees and expenses - Investor Class Shares	495,595
Transfer agent fees and expenses - Institutional Class Shares	22,700
Custodian fees	58,651
Compliance and Treasurer Services fees and expenses (Note 3)	79,849
Directors' fees and expenses (Note 3)	99,641
Professional fees	58,594
Registration fees - Investor Class Shares	14,050
Registration fees - Institutional Class Shares	14,764
Printing and postage fees - Investor Class Shares	38,528
Printing and postage fees - Institutional Class Shares	27,515
Miscellaneous	36,333
Total Expenses	7,828,459
Expense Reimbursements - Institutional Class Shares (Note 3)	(268,045)
Net Expenses	7,560,414
Net Investment Income	9,860,528

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	59,414,213
Net change in unrealized appreciation on investments	208,939,064
Net realized and unrealized gain on investments	268,353,277
Net increase in net assets from operations	$278,213,805

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
Operations:
Net investment income	$9,860,528	$23,934,302
Net realized gain on investments	59,414,213	102,587,810
Net change in unrealized appreciation (depreciation) on investments	208,939,064	(373,094,090)
Increase (decrease) in net assets from operations	278,213,805	(246,571,978)

Distributions to shareholders:
Investor Class Shares	(4,756,764)	(75,565,883)
Institutional Class Shares	(4,582,816)	(56,962,796)
Total dividends/distributions to shareholders	(9,339,580)	(132,528,679)

Net capital share transactions (Note 6):
Investor Class Shares	(126,253,412)	(205,326,630)
Institutional Class Shares	(72,686,153)	120,368,754
Total capital share transactions	(198,939,565)	(84,957,876)
Total increase (decrease)	69,934,660	(464,058,533)

NET ASSETS
Beginning of the period	1,667,160,444	2,131,218,977
End of the period	$1,737,095,104	$1,667,160,444

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

JUNE 30, 2019

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, as defined in Note 3, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

JUNE 30, 2019

the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of June 30, 2019:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,678,814,618	$–	$–	$1,678,814,618
Short-Term Investments	46,139,218	–	–	46,139,218
Total Investments	$1,724,953,836	$–	$–	$1,724,953,836

At June 30, 2019, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Investment income, realized and

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

JUNE 30, 2019

unrealized gains and losses and certain Fund-level expenses are allocated to each class based on relative average daily net assets. Certain expenses are incurred at the class level and charged directly to that particular class. Class level expenses are denoted as such on the Fund’s Statement of Operations.

c. Dividends and Distributions to Shareholders

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per-share dividend rates are generally due to class-specific fee waivers and expenses. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a return of capital.

d. Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required. For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require the Fund to record a tax liability or would otherwise require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last three tax year-ends 2016 – 2018, and the interim tax period since then).

3. Fees and Expenses

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class, excluding advisory fees, interest, taxes, securities lending costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs until at least May 1, 2020. This reimbursement is shown on the Statement of Operations as a reduction of expenses, and such amounts are not subject to future recoupment by the Adviser.

Other Services

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) provides certain administration and portfolio accounting services to the Fund. MUFG Union Bank, N.A. (“Union Bank”) serves as custodian to the Fund.

Apex provides transfer agency services to the Fund.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

JUNE 30, 2019

The Fund also has agreements with various financial intermediaries and “mutual fund supermarkets” under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide subtransfer agent services that the Fund’s transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as “Transfer agent fees and expenses — Investor Class Shares” that it receives from the Fund for its services as transfer agent for the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary for that class.

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Apex, Union Bank, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Pursuant to a Compliance Services Agreement with the Fund, Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FFOS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

The Fund pays each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act (“Independent Director”), quarterly fees of $5,000, plus $10,000 per quarterly in-person meeting, $4,000 per quarterly meeting attended telephonically, and $2,000 per special meeting attended in person or telephonically. In addition, the Chairman of the Audit Committee receives a quarterly fee of $2,500.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4. Purchases and Sales of Securities

The cost of securities purchased and proceeds from sales of securities (excluding short-term investments and in kind transactions) for the period ending June 30, 2019, aggregated $411,203,821 and $595,446,989, respectively.

5. Federal Income Tax

Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$396,549,328
Gross Unrealized Depreciation	(30,564,432)
Net Unrealized Appreciation	$365,984,896

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

JUNE 30, 2019

Distributions during the fiscal years ended December 31, 2018 and December 31, 2017 were characterized for tax purposes as follows:

	2018	2017
Ordinary Income	$23,066,133	$23,079,072
Long-Term Capital Gain	109,462,546	208,494,206
Total Taxable Distributions	$132,528,679	$231,573,278

Components of net assets on a federal income tax basis at December 31, 2018, were as follows:

Par Value + Paid-in Capital	$1,517,894,741
Undistributed Ordinary Income	247,039
Net Unrealized Appreciation	149,018,664
Net Assets	$1,667,160,444

At December 31, 2018, the Fund, for federal income tax purposes, had no capital loss carryforwards.

6. Capital Stock

Transactions in capital stock for the period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

	For the Period Ended June 30, 2019
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	595,718	$24,295,514	2,428,576	$98,798,139
Reinvestment of dividends	106,277	4,549,707	93,514	4,022,965
Redemption of shares	(3,746,325)	(155,098,633)	(4,158,133)	(175,507,257)
Net decrease from capital transactions	(3,044,330)	$(126,253,412)	(1,636,043)	$(72,686,153)

	For the Year Ended December 31, 2018
	Investor Class		Institutional Class
	Shares	Amount	Shares	Amount
Sale of shares	1,131,174	$51,112,771	6,225,471	$282,702,739
Reinvestment of dividends	1,930,363	72,477,713	1,377,223	51,908,303
Redemption of shares	(7,297,404)	(328,917,114)	(4,807,643)	(214,242,288)
Net increase (decrease) from capital transactions	(4,235,867)	$(205,326,630)	2,795,051	$120,368,754

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Concluded)

JUNE 30, 2019

7. Risks

As of June 30, 2019, the Fund invested a significant portion of its assets in securities in the Financials sector. Investing a significant portion of the Fund's assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

8. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of security valuation disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months		For the Year Ended December 31,
	Ended June 30, 2019
	(unaudited)		2018	2017	2016	2015		2014
Investor Class Shares
Net Asset Value, Beginning of Period	$37.03		$45.89	$44.17	$41.30	$48.79		$49.05
Investment Operations
Net investment income (a)	0.21		0.50	0.51	0.45	0.39		0.98
Net realized and unrealized gain (loss) on investments	6.03		(6.27)	6.63	5.57	(2.75)		4.83
Total from Investment Operations	6.24		(5.77)	7.14	6.02	(2.36)		5.81
Distributions from
Net investment income	(0.21)		(0.51)	(0.52)	(0.46)	(0.39)		(0.98)
Return of capital	–		–	–	–	–		(0.03)
Net realized gains	–		(2.58)	(4.90)	(2.69)	(4.74)		(5.06)
Total Distributions	(0.21)		(3.09)	(5.42)	(3.15)	(5.13)		(6.07)
Net Asset Value, End of Period	$43.06		$37.03	$45.89	$44.17	$41.30		$48.79
Total Return	16.86	%(b)	(12.62)%	16.22%	14.63%	(5.02)%		11.76%
Ratios/Supplemental Data
Net Assets at End of Period (in thousands)	$968,099		$945,244	$1,365,922	$1,464,566	$1,462,946		$1,786,366
Ratios to Average Net Assets:
Expenses	0.91	%(c)	0.90%	0.90%	0.91%	0.93%		0.92%
Net Investment Income	1.01	%(c)	1.10%	1.06%	1.05%	0.80%		1.92	%(d)
Portfolio Turnover Rate (e)	24	%(b)	56%	44%	46%	39	%(f)	47%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund's portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.53% for the period.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Amount excludes redemption in-kind of $30,223,998.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months		For the Year Ended December 31,
	Ended June 30, 2019
	(unaudited)		2018	2017	2016	2015		2014
Institutional Class Shares
Net Asset Value, Beginning of Period	$37.19		$46.06	$44.29	$41.38	$48.87		$49.06
Investment Operations
Net investment income (a)	0.25		0.58	0.60	0.52	0.48		0.67
Net realized and unrealized gain (loss) on investments	6.05		(6.32)	6.64	5.58	(2.75)		5.23
Total from Investment Operations	6.30		(5.74)	7.24	6.10	(2.27)		5.90
Distributions from
Net investment income	(0.23)		(0.55)	(0.57)	(0.50)	(0.48)		(1.00)
Return of capital	–		–	–	–	–		(0.03)
Net realized gains	–		(2.58)	(4.90)	(2.69)	(4.74)		(5.06)
Total Distributions	(0.23)		(3.13)	(5.47)	(3.19)	(5.22)		(6.09)
Net Asset Value, End of Period	$43.26		$37.19	$46.06	$44.29	$41.38		$48.87
Total Return	16.94	%(b)	(12.50)%	16.40%	14.80%	(4.84)%		11.94%
Ratios/Supplemental Data
Net Assets at End of Period (in thousands)	$768,997		$721,916	$765,297	$499,591	$450,442		$551,261
Ratios to Average Net Assets:
Expenses (gross) (c)	0.82	%(d)	0.81%	0.81%	0.82%	0.83%		0.83%
Expenses (net)	0.75	%(d)	0.75%	0.75%	0.75%	0.75%		0.75%
Net Investment Income	1.19	%(d)	1.27%	1.25%	1.21%	0.98%		1.29	%(e)
Portfolio Turnover Rate (f)	24	%(b)	56%	44%	46%	39	%(g)	47%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(d)	Annualized.
(e)	Net investment income for the period includes/reflects the divestiture by Vodafone (one of the Fund's portfolio holdings) of its 45% stake in Verizon Wireless in a transaction that included the payment of an extraordinary dividend of cash and shares of Verizon to Vodafone shareholders. Absent this distribution, the ratio of net investment income to average net assets would have been 0.72% for the period.
(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(g)	Amount excludes redemption in-kind of $30,223,998.

SOUND SHORE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2019

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses - The Actual Return lines of the table below provide information about actual account values and actual expenses for each share class. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Return line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The Hypothetical Return lines of the table below provide information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*
Investor Class Actual Return	$1,000.00	$1,168.56	$4.89
Investor Class Hypothetical Return	$1,000.00	$1,020.28	$4.56
Institutional Class Actual Return	$1,000.00	$1,169.45	$4.03
Institutional Class Hypothetical Return	$1,000.00	$1,021.08	$3.76

*	Expenses are equal to the Investor Class' and Institutional Class' annualized expense ratios of 0.91% and 0.75% respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent one-half year period.

SOUND SHORE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)(Continued)

JUNE 30, 2019

Investment Advisory Agreement Approval

On January 24, 2019, the Independent Directors and the full Board held a meeting and approved the continuance of the Advisory Agreement. In reaching this determination, the Board considered information about the Adviser, the performance of the Fund and certain additional factors described below that it deemed relevant. The following summary details the materials and factors that the Board considered, among others, and the conclusions they reached, in approving the continuance of the Advisory Agreement.

(1) The nature, extent and quality of services provided by the Adviser.

The Board considered the scope and quality of services provided by the Adviser, particularly the qualifications, capabilities and experience of the investment, operational, compliance, legal and other personnel who are responsible for providing services to the Fund. The Board also considered the fact that the Adviser pays the costs of all investment and management facilities necessary for the efficient conduct of its services as well as all distribution costs incurred on behalf of the Fund and all servicing costs to financial intermediaries beyond the 10 basis points borne by the Fund.

In addition, the Board considered that the Adviser manages the overall investment program of the Fund and that the Adviser keeps the Board informed of important developments affecting the Fund, both in connection with the Board’s annual review of the Advisory Agreement and at each Board meeting. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation with Counsel to the Fund and Counsel to the Independent Directors. The Board also considered the Adviser’s effectiveness in ensuring that the Fund is in compliance with its investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board further noted the Adviser’s efforts to oversee the Fund’s other service providers, including those providing administrative, accounting and custodial services.

Based on these factors, as well as other factors discussed at the Meeting, the Board concluded that the nature, extent and quality of services provided by the Adviser have been and continue to be satisfactory.

(2) The performance of the Fund and the Adviser.

The Board’s analysis of the Fund’s performance included the discussion and review of the performance data of the Fund against securities benchmarks as well as against a competitive group of similar funds, based on, in part, information provided by an independent, third-party mutual fund data provider. The Board reviewed comparative performance over long-, intermediate-and short-term periods. In reviewing performance, the Board placed greater emphasis on longer-term performance than on shorter-term performance, taking into account that over short periods of time underperformance may be transitory. The Board further took into account that performance returns even over longer periods can be impacted dramatically by the end point date from which performance is measured. In this regard the Board noted that the Fund underperformed versus the S&P 500 Index for the one-, three-, five-, and ten year periods ended December 31, 2018. The Board further noted that the Fund’s performance over a twenty- year period compared favorably with the return of the S&P 500 Index. The Board also considered

SOUND SHORE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)(Continued)

JUNE 30, 2019

the performance of the Fund in the context of whether the Fund was meeting the expectations of the clients invested in the Fund.

The Board also considered the performance of the Fund against a comparative universe of similar funds as well as against similarly managed accounts, if applicable, managed by the Adviser. The Board noted that the Fund has underperformed the Morningstar Large Cap Value peer group for the one-, three- and five-year period and had outperformed that peer group for the ten-year period. The Board also noted that the Fund had generally performed in line with the Adviser’s composite for the one-, three-, five- and ten-year periods ended December 31, 2018. When reviewing performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and differences in the investment mandate from that of the Fund.

The Board considered the Adviser’s view as to the reasons for the Fund’s recent underperformance, noting that the Adviser believed that such underperformance was transitory and was not reflective of any deficiencies in the team or the process. Based on these factors, as well as other factors discussed at the Meeting, the Board concluded that the performance of the Fund and the Adviser has been and continues to be satisfactory.

(3) The cost of the advisory services and the profits to the Adviser from the relationship with the Fund.

In connection with the Board’s consideration of the level of the advisory fee, the Board considered a number of factors. The Board’s analysis of the Fund’s advisory fee and expenses included a discussion and review of data concerning the current advisory fee and expense ratio of the Fund compared to a peer group of similar funds. The Board noted that the Fund’s advisory fee and expense ratio were generally higher than those of a peer group of funds with assets between $1 billion and $3 billion. The Board considered, however, that the Fund’s advisory fee and expense ratio were in-line with a smaller universe of funds with less than 10 funds in their fund family having similar strategies. The Board also considered that the Institutional Class shares have a lower expense ratio than the Investor Class shares because the Adviser has capped expenses at 75 basis points to compete in the institutional market.

Additionally, the Board considered advisory fee data from the Adviser’s similarly managed accounts and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the advisory fees charged in connection with management of the Fund.

The Board also considered the profitability of the Fund to the Adviser. In this regard, the Board noted that the Fund, with an advisory fee of 75 basis points and assets of approximately $1.7 billion, did not appear to generate “excessive” fees to the Adviser. Based on this analysis, the Board concluded that the advisory fee for the Fund was fair and reasonable in light of the quality of services provided by the Adviser.

(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

SOUND SHORE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)(Concluded)

JUNE 30, 2019

In considering economies of scale, the Board noted that at its current relatively small size, there did not appear to be “economies” of scale applicable to the Fund at this time.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from the management of the Fund, such as soft-dollar credits. The Board concluded that the advisory fee was reasonable in light of these fall-out benefits.

Conclusion

The Board, including all of the Independent Directors, concluded that the fees payable under the Advisory Agreement were fair and reasonable with respect to the services that the Adviser provides, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors in making this determination.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov under the name of the Sound Shore Fund.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at http://www.soundshorefund.com. This information is available on the SEC’s website at http://www.sec.gov under the name of the Sound Shore Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the SEC’s website at http://www.sec.gov under the name of the Sound Shore Fund.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

MUFG Union Bank, N.A.

San Francisco, California

Fund Counsel

Schiff Hardin LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a)	Included as part of the report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”) based on their evaluation of the registrant’s disclosure controls and procedures as of the Evaluation Date.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.
Item 13. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUND SHORE FUND, INC.
By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	8/13/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	8/13/19

By	/s/ Charles S. Todd
Charles S. Todd, Treasurer

Date	8/13/19